UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2005
Date of Report (Date of earliest event reported)

Fortune Partners, Inc.

(Exact name of registrant as specified in its charter)

NEVADA	000-51256	98-0433974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100-1050 West Pender Street Vancouver, British Columbia Canada	V6E 3S7
(Address of principal executive offices)	(Zip Code)

604-714-3663
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01          Changes in Registrant's Certifying Accountant

Dale Matheson Carr-Hilton LaBonte Chartered Accountants ("DMCL") have been dismissed as principal independent accountant of Fortune Partners, Inc. (the "Company") effective November 8, 2005. The Company has engaged, Armanino McKenna LLP as its principal independent accountant effective November 8, 2005. This engagement is subject to Armanino McKenna's standard client acceptance procedures. The decision to change principal independent accountants has been approved by the Company's board of directors.

The report of DMCL dated October 26, 2004 on the balance sheets of the Company as at September 30, 2004, and the related statements of operations, stockholders' equity and cash flows for the period from August 26, 2004 (date of inception) to September 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, other than to state, in the paragraph after the opinion paragraph that there is a substantial doubt that the Company will be able to continue as a going concern due to losses from inception.

In connection with the audit of the period from August 26, 2004 (date of inception) to September 30, 2004 and the subsequent interim period through to October 26, 2004, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of DMCL would have caused them to make reference thereto in their report on the Company's audited financial statements.

The Company has provided DMCL with a copy of the foregoing disclosures and has requested in writing that DMCL furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received the requested letter from DMCL wherein they have confirmed their agreement to the Company's disclosures. A copy of DMCL's letter has been filed as an exhibit to this report.

SECTION 9          FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01          Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro forma Financial Information.

Not applicable.

(c)          Exhibits.
Exhibit	Description
16.1	Letter from DMCL, dated November 8, 2005(1)

(1)       Filed as an Exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FORTUNE PARTNERS, INC.
DATE: November 8, 2005	By: /s/ Stephen Williams ______________________________________ Stephen Williams President, Chief Executive Officer (Principal Executive Officer) and Director

Exhibit 16.1

November 8, 2005

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC

20549 USA

Dear Ladies and Gentlemen:

We are the former independent auditors for Fortune Partners, Inc. (the "Company"). We have read the Company's current report on Form 8-K, dated November 8, 2005, and are in agreement with the statements regarding our firm as included in Item 4.01 of the Form 8-K to be filed with the Securities and Exchange Commission. We have no basis to agree or disagree with other statements of the Company contained therein.

Yours truly,

/s/ Dale Matheson Carr-Hilton LaBonte

DALE MATHESON CARR-HILTON LABONTE

Chartered Accountants